UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  06/13/2008

Animal Health International, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number:  1-33273

Delaware	71-0982698
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

7 Village Circle, Suite 200
Westlake, Texas 76262
(Address of principal executive offices, including zip code)

817-859-3000
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.    Other Events

As previously disclosed, Animal Health International, Inc. (the "Company") was notified by NASDAQ, on January 10, 2008, that the Company was not in compliance with Marketplace Rule 4350(d) requiring an audit committee to be comprised of three independent directors due to the unexpected death of Mr. Robert Oelkers.
On May 8, 2008, the Company notified NASDAQ that it had regained compliance with Marketplace Rule 4350(d). The Company received notification of compliance from NASDAQ on June 13, 2008.
A copy of the press release is attached as Exhibit 99.1.

Item 9.01.    Financial Statements and Exhibits

(d) Exhibits 99.1. Press release, dated June 16, 2008, announcing regain of NASDAQ compliance.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Animal Health International, Inc.

Date: June 17, 2008	By:	/s/ Damian Olthoff
Damian Olthoff
Secretary

Exhibit Index

Exhibit No.	Description
EX-99.1	Press release dated June 17, 2008, announcing regain of NASDAQ compliance.